SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------

Date of Report (Date of earliest                 Commission File Number 0-26076
event reported) April 7, 1998


                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)


          Maryland                                  52-1494660
   (State of organization)              (I.R.S. Employer Identification Number)


                              2000 West 41st Street
                            Baltimore, Maryland 21211
              (Address of principal executive offices and zip code)

                                 (410) 467-5005
                         (Registrant's telephone Number)


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ITEM 5.  OTHER EVENTS

         On September 16, 1997, the Securities and Exchange Commission (the "Commission") declared effective a Registration Statement (File No. 333-12257) on Form S-3 (the "Company Registration Statement") filed by Sinclair Broadcast Group, Inc. (the "Company") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of $1,000,000,000 in securities of the Company. On April 7, 1998, the Company filed a Registration Statement (File No. 333-49543, on Form S-3, (the "462(b) Registration Statement") which was immediately declared effective pursuant to Rule 462(b) under the Securities Act increasing the amount of securities registered under the Company Registration Statement to $1,071,202,500. (The Company Registration Statement, the 462(b) Registration Statement and prospectus contained therein are collectively referred to as the "Company Prospectus.")

         On November 7, 1996, the Commission declared effective a Registration Statement (File No. 333-12255) on form S-3 (the "Stockholder Registration Statement") filed by the Company relating to the public offering, pursuant to Rule 415 under the Securities Act, of up to an aggregate of 5,564,253 shares of Class A Common Stock of the Company. (The Stockholder Registration Statement and prospectus contained therein are collectively referred to as the "Stockholder Prospectus.")

         On April 9, 1998, the Company filed with the Commission supplements dated April 9, 1998 to the Company Prospectus and the Stockholder Prospectus relating to the issuance and sale of 8,030,187 shares of Class A Common Stock of the Company (the "Common Stock Supplements"). In connection with the filing of the Common Stock Supplements with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

          The following exhibits are filed with this report on Form 8-K:

          1.1 Underwriting Agreement dated as of April 7, 1998 by and among the Company, the several Selling Stockholders named therein and the several Underwriters named therein

          5.1  Opinion of Wilmer, Cutler & Pickering

          5.2  Opinion of Thomas & Libowitz, P.A.

          23.1 Consent  of  Wilmer,  Cutler  &  Pickering  (included  as part of
               Exhibit 5.1)

          23.2 Consent of Thomas & Libowitz, P.A. (included as part of Exhibit 5.2)



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SINCLAIR BROADCAST GROUP, INC.



                                       By: /s/ David B. Amy
                                          -------------------------------------
                                       Name:    David B. Amy
                                       Title:   Chief Financial Officer



Dated: April 9, 1998




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     EXHIBIT

1.1 Underwriting Agreement dated as of April 7, 1998 by and among the Company, the several Selling Stockholders named therein and the several Underwriters named therein

5.1       Opinion of Wilmer, Cutler & Pickering

5.2       Opinion of Thomas & Libowitz, P.A.

23.1      Consent of Wilmer,  Cutler &  Pickering  (included  as part of Exhibit
          5.1)

23.2      Consent of Thomas & Libowitz, P.A. (included as part of Exhibit 5.2)